SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                        ----------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                        ----------------------------

      Date of report (Date of earliest event reported): March 10, 2000

                    Sovereign Specialty Chemicals, Inc.
           (Exact name of Registrant as specified in its charter)


         Delaware                    333-39373                 36-4176637
 (State of Incorporation)      (Commission File No.)     (IRS Employer Number)




225 West Washington Street, Suite 2200, Chicago, Illinois          60606
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (312) 419-7100
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          Item 5.  OTHER EVENTS

          On March 10, 2000, Sovereign Specialty Chemicals, Inc. issued a press release announcing that it is proposing to issue $150 million in aggregate principal amount of senior subordinated notes due 2010 in a private placement to qualified institutional investors in accordance with Securities Exchange Commission Rule 144A and outside of the United States in accordance with Regulation S under the Securities Act of 1933. A copy of the press release is attached hereto as Exhibit 99.1.

          Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS

           (c)     Exhibits

                   Exhibit 99.1   Press Release of Sovereign Specialty
                                  Chemicals, Inc. dated March 10, 2000,
                                  regarding its proposed $150 million
                                  private debt offering.
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOVEREIGN SPECIALTY CHEMICALS, INC.
                                         (registrant)


                                         By: /s/ John R. Mellett
                                            -----------------------------------
                                              John R. Mellett
                                              Vice President and
                                              Chief Financial Officer

Dated:  March 13, 2000